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                         MAX & ERMA'S RESTAURANTS, INC.

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                                  Exhibit 23(b)

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                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in these Registration Statements of Max & Erma's Restaurants, Inc. on Form S-8 of our report dated December 11, 1995 appearing in the Annual Report on Form 10-K of Max & Erma's Restaurants, Inc. for the year ended October 29, 1995.



DELOITTE & TOUCHE LLP

Columbus, Ohio
April 29, 1996